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EXHIBIT 10.6


PacificNet Hong Kong Office Lease Agreement


August 30, 2002


Re: Suite 1702, 17/F., Chinachem Century tower, 178 Gloucester Road, Wanchai,
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    Hong Kong
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We refer to your interest in leasing of the above property and are please to set out herewith the terms and conditions which the Landlord would be willing to offer:-

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1. Landlord                              : Cheong Ming Investment Company Limited

2. Tenant                                : Pacificnet.com (SE Asia) Limited

3. Premises                              : Suite 1702, 17/F., Chinachem Century Tower

4. Area                                  :  2,146 sq. ft. gross

5. Term of Tenancy                       :  2 years

6. Commencement Date                     :  16th September 2002

7.Monthly Rent                           :  Hk$13.00 per sq.ft. gross per calendar month

8. Rent free period                      :  No rent and air-conditioning fee
                                            will be charged for the first three
                                            months and rent free only for the
                                            last one month of the term mentioned
                                            above. However, the rent free period
                                            will not be free of any other
                                            outgoing that Tenant convenant to
                                            pay under the Lease and shall be
                                            paid up in full upon signing of the
                                            Lease Agreement. If the Tenant
                                            commence business, the
                                            air-conditioning charge will become
                                            payable.
9. Option to review                     :   The Tenant shall have an option to
                                            renew the Tenancy for a further term
                                            of one year at the Fair market Rent
                                            by three months' prior written
                                            notice. If both parties cannot meet
                                            the Agreement, the Fair Market Rent
                                            shall be determined by an
                                            independent surveyor.
10. Management Fee                       :  The initial charge for management
                                            fee will be HK$1.50 per square foot
                                            gross per calendar month which sum
                                            shall be subject to review based
                                            upon increase in the costs of
                                            service provided.
11. Air-conditioning                     :  The initial charge for
                                            air-conditioning charge will be
                                            HK$2.00 per sq. ft. gross per
                                            calendar month which sum shall be
                                            subject to review based upon
                                            increase in the costs of supply.
                                            Normal operation hour will be as
                                            follows:-
                                         :  Mondays-Fridays    8:30a.m.-6:00p.m.
                                         :  Saturdays          8:30a.m.-1:30p.m.
                                         :  Sundays & Public Holidays   NIL
12. Additional Air-conditioning          :  The charge for additional
                                            air-conditioning services outside
                                            normal operation hour requested by
                                            the Tenant shall be at such rate as
                                            shall be determined by the Landlord
                                            according to the costs of supply.

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13. Government Rates                     :  Government rates will be charged to
                                            the Tenant's account quarterly in
                                            advance and prior to formal
                                            assessment by Rating and Valuation
                                            Department will be charged at 5 % on
                                            rental payable per month, any
                                            adjustment necessary will be made
                                            upon such formal assessment.
14. Deposit                                 The following deposit shall be
                                            payable by the Tenant:-
                                            1. Upon signing of the Letter of
                                            Offer
                                                 a. One month's rent
                                            2. Upon signing of the Lease
                                                 a. Two months' rent
                                                 b. Three months' management fee
                                                 c. Three months'
                                                   air-conditioning charge
                                            The deposit may have to be topped-up
                                            by Tenant from time to time such
                                            that it maintains an amount
                                            equivalent to three months' rent,
                                            management fee and air-conditioning
                                            charge.
15. Advance Charges                      :  All payments of rent, management fee
                                            and air-conditioning charges shall
                                            be payable monthly in advance, and
                                            the rates shall be payable quarterly
                                            in advance. The first of such
                                            payments shall be payable upon
                                            signing of the Lease Agreement.
16. User                                 :  The use of the premises will be
                                            restricted to office use only.
17. Fitting Out                          :  The Tenant shall not commence any
                                            fitting out works to the said
                                            premises without the prior written
                                            approval by the Landlord of plans
                                            and specifications submitted by the
                                            Tenant.
18. Decoration Deposit                   :  The Tenant shall pay a decoration
                                            deposit in a sum of HK$10,730.00
                                            upon the execution of the Lease. The
                                            decoration deposit will be refunded
                                            after deduction, if any, to the
                                            Tenant after completion of his
                                            fitting out works.
19. Nominated Contractor                 :  All electrical wiring installations
                                            and fitting from the building, meter
                                            room to the Tenant's meter and/or
                                            main MCB switch, all alteration
                                            and/or installation works relation
                                            to plumping and drainage,
                                            air-conditioning structural and fire
                                            services within the premises shall
                                            use the Landlord's nominated
                                            contractors.
20. Cleaning Contractor                  :  The Tenant shall be responsible for
                                            the general cleaning service to the
                                            interior of the demised premises and
                                            to appoint only such cleaning
                                            contractor approved by the Landlord
                                            or to employ his own employee for
                                            the cleaning of the premises.
21. Signage                              :  The Tenant shall not affix or
                                            display within or outside the
                                            premises any writing, sign, poster,
                                            flag or other device notice whether
                                            illuminated or not which may be
                                            visible from outside of the premises
                                            without the prior consent in writing
                                            by the Landlord.
22. Name of Building                     :  The Landlord reserves the right to
                                            name or rename the Building with any
                                            such name or style as it in its
                                            absolute discretion may determine
                                            and at any time and from time to
                                            time to change alter substitute or
                                            abandon any such name provided that
                                            the Landlord shall give the Tenant
                                            and the Postal and other relevant
                                            Government Authorities not less than
                                            three months' notice of its
                                            intention to do so.
23. Sub-Letting                          :  The Tenant shall not assign,
                                            sublet, license or part with
                                            possession of the premises or any
                                            part thereof.

24. Landlord's Provision :                  The Landlord shall provide fancoil
                                            the material of ceiling tiles,
                                            ceiling grilles, light boxes,
                                            sterling carpet and fancoil units
                                            without installation to the Tenant
                                            in our standard quantities upon the
                                            Tenant's request not later than 15th
                                            November 2002. All materials shall
                                            be picked up at the Landlord's
                                            warehouses at different places.
                                            Should the Tenant request to
                                            delivery all costs will be borne by
                                            the Tenant.
25. Alterations to Building              :  The Landlord reserves the right from
                                            time to time to improve extend add
                                            to or reduce the common areas and/or
                                            the common facilities of the
                                            Building or any part thereof or in
                                            any manner whatsoever alter or deal
                                            with the Building or any part
                                            thereof (other than the Premises)
                                            Provided always that in exercising
                                            such right the Landlord will
                                            endeavor to cause as little
                                            inconvenience to the Tenant as is
                                            practicable under the circumstances.
26. Legal costs                          :  All costs and expenses of and
                                            incidental to the preparation and
                                            completion of the Tenancy shall be
                                            paid and borne by the parties in
                                            equal share, save that if the Tenant
                                            instruct another firm of solicitors
                                            to act on their behalf other than
                                            Ford Kwan & Company in that event
                                            the Tenant shall pay to the
                                            Landlord's solicitors Ford Kwan &
                                            Company on behalf of the Landlord
                                            the costs of the Tenancy at half
                                            scale charge.
27. Redevlopment                         :  The Tenant hereby agrees that if any
                                            time during the term hereby created
                                            the Landlord shall redevelop the
                                            building by serving 6 months' prior
                                            written notice to the Tenant and the
                                            Tenancy shall cease and be void upon
                                            the expiration of the notice.

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28. Stamp duty                           :  To be shares equally between the
                                            parties.
29. Special Conditions                   :  The premises will be delivered to
                                            the Tenant in "as is" condition and
                                            the Tenant herby declares and
                                            confirms that the existing fittings,
                                            partitions, ceiling and decoration
                                            of the premises will be taken over
                                            and upon earlier determination or
                                            expiration of the Lease, the Tenant
                                            shall upon the Landlord's request
                                            remove at the Tenant's own costs
                                            such fittings, partitions, ceiling
                                            and decoration and restore and
                                            reinstate the Premises to a good and
                                            tenantable condition.
30. Formal Tenancy Agreement             :  The Tenant shall attend the office
                                            of the Landlord's solicitor on or
                                            before 13th September 2002 to sign a
                                            Formal Tenancy Agreement which shall
                                            be in such terms as the Landlord may
                                            in its absolute discretion determine
                                            and to pay the balance of deposits
                                            and such rentals and other charges
                                            as may be required by the Landlord.
                                            Should the Tenant fail to sign the
                                            Formal Tenancy Agreement or pay the
                                            balance of deposit or any rentals or
                                            charges on or before the date
                                            aforesaid, the Landlord shall be
                                            entitled to forfeit all payments
                                            that have been made by the Tenant
                                            together with the tenancy created
                                            hereunder if any and to re-enter
                                            upon the said premises if the same
                                            have been delivered to the Tenant
                                            without prejudice to any other
                                            rights of the Landlord hereunder or
                                            otherwise.

31. Time Limit                            : This offer is valid until 4:00p.m.
                                            on 31st August 2002.

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Please confirm your acceptance as set out above by signing and returning the duplicate of this letter together with your cheque in a sum equivalent to one month's rent by way of initial deposit made payable to "Chinachem Agencies Limited".

If you wish to discuss this matter in further detail, please do not hesitate to contact our Gipsy Yung or the undersigned.

Yours faithfully,
For and on behalf of
Chinachem Agencies Limited

/s/ W.K. Tam
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W.K. Tam
Manager

Accepted by:

/s/ Tony Tong
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For and on behalf of PacificNet.com (SE Asia) Ltd



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